UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KULR TECHNOLOGY GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! KULR TECHNOLOGY GROUP, INC. 2025 Annual Meeting Vote by November 20, 2025 11:59 PM ET You invested in KULR TECHNOLOGY GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 21, 2025. Vote Virtually at the Meeting* November 21, 2025 10:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/KULR2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # Get informed before you vote View the Notice, Proxy Statement, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 7, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. KULR TECHNOLOGY GROUP, INC. 555 FORGE RIVER ROAD, SUITE 100 WEBSTER, TEXAS 77598 V80349-P38188

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V80350-P38188 1. Election of Directors For Nominees: 01) Michael Mo 02) Joanna D. Massey 03) Donna H. Grier 04) Aron Schwartz 05) Shawn Canter 2. Proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025. For 3. Proposal to adopt the “KULR Technology Group, Inc., 2025 Equity Incentive Plan.” For 4. Proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. For

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V79794-P38188 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: Vote on Proposals Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Vote on Directors KULR TECHNOLOGY GROUP, INC. The Board of Directors recommends you vote FOR the following: 2. Proposal to ratify the appointment of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2025. 4. Proposal to approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers. 3. Proposal to adopt the "KULR Technology Group, Inc., 2025 Equity Incentive Plan." The Board of Directors recommends you vote FOR the following proposals: 01) Michael Mo 02) Joanna D. Massey 03) Donna H. Grier 04) Aron Schwartz 05) Shawn Canter SCAN TO VIEW MATERIALS & VOTEw KULR TECHNOLOGY GROUP, INC. 555 FORGE RIVER ROAD, SUITE 100 WEBSTER, TEXAS 77598 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KULR2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V79795-P38188 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Form 10-K are available at www.proxyvote.com. KULR TECHNOLOGY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS November 21, 2025, 10:00 AM Eastern Time The shareholders hereby appoint Michael Mo and Shawn Canter, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of that the Shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at www.virtualshareholdermeeting.com/KULR2025 on November 21, 2025 10:00 AM Eastern Time and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE